Exhibit 99.1
Sumo Logic Announces Fourth Quarter and Fiscal Year 2023 Financial Results
Fourth quarter revenue grew 19% year over year to $79.8 million
Full year fiscal 2023 revenue grew 24% year over year to $300.7 million
Full year fiscal 2023 ARR grew 17% year over year to $301.6 million

REDWOOD CITY, CA. — March 07, 2023 — Sumo Logic (NASDAQ: SUMO), the SaaS analytics platform to enable reliable and secure cloud-native applications, today announced financial results for the fourth quarter and fiscal year 2023 ended January 31, 2023.

Fourth Quarter Fiscal 2023 Financial Highlights
•Revenue was $79.8 million, an increase of 19% year over year
•GAAP gross margin was 72%; non-GAAP gross margin was 75%
•GAAP operating loss was $28.1 million; GAAP operating margin was (35)%
•Non-GAAP operating loss was $4.0 million; non-GAAP operating margin was (5)%
•GAAP net loss was $27.9 million, or $0.23 per share
•Non-GAAP net loss was $3.8 million, or $0.03 per share
•Net cash used in operating activities was $5.2 million; free cash flow was $(5.8) million
•Cash and cash equivalents and marketable securities were $343.4 million as of January 31, 2023

Full Year Fiscal 2023 Financial Highlights
•Revenue was $300.7 million, an increase of 24% year over year
•Annual Recurring Revenue (ARR) was $301.6 million, an increase of 17% year over year
•GAAP gross margin was 68%; non-GAAP gross margin was 72%
•GAAP operating loss was $126.9 million; GAAP operating margin was (42)%
•Non-GAAP operating loss was $37.6 million; non-GAAP operating margin was (12)%
•GAAP net loss was $124.8 million, or $1.06 per share
•Non-GAAP net loss was $35.5 million, or $0.30 per share
•Net cash used in operating activities was $27.4 million; free cash flow was $(29.4) million

Recent Highlights
•Recognized as a Stronger Performer in The Forrester Wave: Security Analytics Platforms.

Transaction with Francisco Partners
In a separate press release issued on February 9, 2023, Sumo Logic announced that it has entered into a definitive agreement (the Merger) to be acquired by entities affiliated with Francisco Partners Management, L.P. (Francisco Partners). A copy of the press release and supplemental materials can be found on the investor relations page of Sumo Logic's website at investors.sumologic.com. The additional details and information about the terms and conditions of the definitive agreement and the transactions are available in the Current Report on Form 8-K filed by Sumo Logic with the Securities and Exchange Commission (SEC) on February 9, 2023.

Given the announced transaction, Sumo Logic will not host an earnings conference call or provide financial guidance in conjunction with this earnings release. Sumo Logic is also withdrawing its previous financial guidance as a result of the pending transaction. For further detail and discussion of Sumo Logic's financial performance please refer to Sumo Logic's Annual Report on Form 10-K for the quarter and fiscal year ended January 31, 2023, which will be filed subsequently with the SEC.

Supplemental Financial and Other Information
Supplemental financial and other information can be accessed through Sumo Logic’s investor relations website at investor.sumologic.com. Sumo Logic uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor Sumo Logic’s investor relations website in addition to following Sumo Logic’s press releases, SEC filings, and social media.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. The non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business, which it includes in press releases announcing quarterly financial results, including this press release.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We define these non-GAAP financial measures as their respective GAAP measures, excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets, acquisition-related expenses, expenses related to a cooperation agreement, expenses related to a U.S. Department of Justice antitrust interlock inquiry, and transaction costs related to the Merger. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance.
Free cash flow: We define free cash flow as cash used in operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements
This press release contains express and implied forward-looking statements including but not limited to, statements regarding our pending acquisition by Francisco Partners, expectations regarding the benefits of our offerings, our growth strategy and investments, our market opportunity, the potential impact of the macro environment, and our ability to achieve success. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to our ability to realize the anticipated benefits from our acquisitions, the impact of the proposed transaction with Francisco Partners on our ability to retain and hire key personnel and maintain relationships with customers and suppliers and the risk that it may not be completed in a timely manner or at all, our ability to achieve and maintain future profitability, our ability to attract new customers and retain and sell additional functionality and services to our existing customers, our ability to sustain and manage our growth, our ability to successfully add new features and functionality to our platform, our ability to compete effectively in an increasingly competitive market, and general market, political, economic, and business conditions, including the impact of the recent economic downturn, inflation, and COVID-19, and other risks detailed in our Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2022 filed with the SEC on December 6, 2022 and other filings and reports that we may file from time to time with the SEC. Additional information will be made available in our Annual Report on Form 10-K for the year ended January 31, 2023 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein.

Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We anticipate that subsequent events and developments could cause our views to change. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Sumo Logic
Sumo Logic, Inc. (NASDAQ: SUMO), empowers the people who power modern, digital business. Through its SaaS analytics platform, Sumo Logic enables customers to deliver reliable and secure cloud-native applications. The Sumo Logic Continuous Intelligence Platform™ helps practitioners and developers ensure application reliability, secure and protect against modern security threats, and gain insights into their cloud infrastructures. Customers around the world rely on Sumo Logic to get powerful real-time analytics and insights across observability and security solutions for their cloud-native applications. For more information, visit www.sumologic.com.

For more information, please contact:

Investor Relations Contact
Bryan Liberator
IR@sumologic.com
Media Contact
Carmen Harris
charris@sumologic.com

Sumo Logic, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Revenue	$79,753	$67,049	$300,668	$242,125
Cost of revenue	22,329	22,751	97,551	78,308
Gross profit	57,424	44,298	203,117	163,817
Operating expenses:
Research and development	24,598	24,884	104,949	94,652
Sales and marketing	39,770	36,011	153,383	131,311
General and administrative	21,195	13,871	71,649	59,129
Total operating expenses	85,563	74,766	329,981	285,092
Loss from operations	(28,139)	(30,468)	(126,864)	(121,275)
Interest and other income (expense), net	1,616	(24)	5,031	10
Interest expense	(59)	(41)	(173)	(174)
Loss before provision for income taxes	(26,582)	(30,533)	(122,006)	(121,439)
Provision (benefit) for income taxes	1,314	3,033	2,809	1,926
Net loss	$(27,896)	$(33,566)	$(124,815)	$(123,365)

Net loss per share, basic and diluted	$(0.23)	$(0.30)	$(1.06)	$(1.13)

Weighted-average shares used to compute net loss per share, basic and diluted	121,172	112,303	117,836	108,695

Sumo Logic, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31, 2023	January 31, 2022
Assets
Current assets:
Cash and cash equivalents	$76,496	$79,986
Marketable securities, current	225,643	210,645
Accounts receivable, net	58,366	49,451
Prepaid expenses	9,063	9,792
Deferred sales commissions, current	19,699	17,110
Other current assets	2,545	2,865
Total current assets	391,812	369,849
Marketable securities, noncurrent	41,213	65,866
Property and equipment, net	4,852	4,960
Operating lease right-of-use assets	1,381	6,110
Goodwill	94,213	94,967
Acquired intangible assets, net	12,709	26,221
Deferred sales commissions, noncurrent	30,670	32,689
Other assets	2,248	1,469
Total assets	$579,098	$602,131
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$17,279	$7,755
Accrued expenses and other current liabilities	26,793	25,425
Operating lease liabilities, current	1,641	4,619
Deferred revenue, current	150,484	131,329
Total current liabilities	196,197	169,128
Operating lease liabilities, noncurrent	22	2,346
Deferred revenue, noncurrent	1,658	5,944
Other liabilities	6,111	5,744
Total liabilities	203,988	183,162

Stockholders’ equity:
Common stock	12	11
Additional paid-in-capital	1,027,627	944,447
Accumulated other comprehensive loss	(6,558)	(4,333)
Accumulated deficit	(645,971)	(521,156)
Total stockholders’ equity	375,110	418,969
Total liabilities and stockholders’ equity	$579,098	$602,131

Sumo Logic, Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Cash flows from operating activities
Net loss	$(27,896)	$(33,566)	$(124,815)	$(123,365)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,997	4,292	15,564	14,181
Amortization of deferred sales commissions	5,375	4,494	20,194	15,847
Amortization (accretion) of marketable securities purchased at a premium (discount)	(675)	914	740	3,070
Stock-based compensation, net of amounts capitalized	13,560	15,019	63,493	54,146
Non-cash operating lease cost	955	1,046	3,953	4,178
Other	(285)	2,326	(502)	474
Changes in operating assets and liabilities, net of impact of acquisitions:
Accounts receivable	(2,053)	(6,104)	(8,975)	(4,194)
Prepaid expenses	739	847	721	714
Other assets	369	(254)	(169)	850
Deferred sales commissions	(5,789)	(8,747)	(20,764)	(24,999)
Accounts payable	(707)	(1,458)	9,549	2,825
Accrued expenses and other current liabilities	4,827	(217)	2,233	1,589
Deferred revenue	4,105	13,022	14,869	29,458
Operating lease liabilities	(1,082)	(1,142)	(4,410)	(4,513)
Other liabilities	367	(1,017)	961	(752)
Net cash used in operating activities	(5,193)	(10,545)	(27,358)	(30,491)
Cash flows from investing activities
Purchases of marketable securities	(80,273)	(65,137)	(265,269)	(424,724)
Maturities of marketable securities	63,138	44,550	245,701	102,508
Sales of marketable securities	2,753	26,251	27,855	41,731
Purchases of property and equipment	—	(459)	(386)	(2,258)
Capitalized internal-use software costs	(644)	(182)	(1,630)	(182)
Cash paid for acquisitions, net of cash and restricted cash acquired	—	—	—	(40,340)
Net cash provided by (used in) investing activities	(15,026)	5,023	6,271	(323,265)
Cash flows from financing activities
Payments of deferred offering costs	—	—	—	(93)
Proceeds from employee stock purchase plan	1,757	3,252	4,588	7,977
Proceeds from exercise of common stock options	3,084	4,352	14,563	22,326
Cash paid for holdback consideration in connection with acquisitions	—	—	(456)	—
Net cash provided by financing activities	4,841	7,604	18,695	30,210
Effect of exchange rate changes on cash and cash equivalents	212	(434)	(1,098)	(608)
Change in cash and cash equivalents and restricted cash	(15,166)	1,648	(3,490)	(324,154)
Cash and cash equivalents and restricted cash:
Beginning of period	91,962	78,638	80,286	404,440
End of period	$76,796	$80,286	$76,796	$80,286

Sumo Logic, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Reconciliation of gross profit and gross margin
GAAP gross profit	$57,424	$44,298	$203,117	$163,817
Add: Stock-based compensation expense and related employer payroll taxes	350	296	1,455	854
Add: Amortization of acquired intangible assets	1,985	3,596	12,380	11,753
Add: Acquisition-related expenses	97	79	325	230
Non-GAAP gross profit	$59,856	$48,269	$217,277	$176,654
GAAP gross margin	72%	66%	68%	68%
Non-GAAP gross margin	75%	72%	72%	73%

Reconciliation of operating expenses
GAAP research and development	$24,598	$24,884	$104,949	$94,652
Less: Stock-based compensation expense and related employer payroll taxes	(6,811)	(6,864)	(28,700)	(24,363)
Less: Acquisition-related expenses	(124)	(242)	(721)	(777)
Non-GAAP research and development	$17,663	$17,778	$75,528	$69,512

GAAP sales and marketing	$39,770	$36,011	$153,383	$131,311
Less: Stock-based compensation expense and related employer payroll taxes	(4,119)	(4,590)	(18,230)	(16,397)
Less: Amortization of acquired intangible assets	(150)	(150)	(600)	(383)
Less: Acquisition-related expenses	(97)	(97)	(378)	(278)
Non-GAAP sales and marketing	$35,404	$31,174	$134,175	$114,253

GAAP general and administrative	$21,195	$13,871	$71,649	$59,129
Less: Stock-based compensation expense and related employer payroll taxes	(2,508)	(3,458)	(16,038)	(14,279)
Less: Acquisition-related expenses	—	—	—	(3,756)
Less: Expenses related to a cooperation agreement	(23)	—	(2,627)	—
Less: Expenses related to a U.S. Department of Justice antitrust interlock inquiry	(350)	—	(350)	—
Less: Transaction costs related to the Merger	(7,500)	—	(7,500)	—
Non-GAAP general and administrative	$10,814	$10,413	$45,134	$41,094

Reconciliation of operating loss and operating margin
GAAP loss from operations	$(28,139)	$(30,468)	$(126,864)	$(121,275)
Add: Stock-based compensation expense and related employer payroll taxes	13,788	15,208	64,423	55,893
Add: Amortization of acquired intangible assets	2,135	3,746	12,980	12,136
Add: Acquisition-related expenses	318	418	1,424	5,041
Add: Expenses related to a cooperation agreement	23	—	2,627	—
Add: Expenses related to a U.S. Department of Justice antitrust interlock inquiry	350	—	350	—
Add: Transaction costs related to the Merger	7,500	—	7,500	—
Non-GAAP operating loss	$(4,025)	$(11,096)	$(37,560)	$(48,205)
GAAP operating margin	(35)%	(45)%	(42)%	(50)%
Non-GAAP operating margin	(5)%	(17)%	(12)%	(20)%

Reconciliation of net loss
GAAP net loss	$(27,896)	$(33,566)	$(124,815)	$(123,365)
Add: Stock-based compensation expense and related employer payroll taxes	13,788	15,208	64,423	55,893
Add: Amortization of acquired intangible assets	2,135	3,746	12,980	12,136
Add: Acquisition-related expenses	318	418	1,424	5,041
Add: Expenses related to a cooperation agreement	23	—	2,627	—
Add: Expenses related to a U.S. Department of Justice antitrust interlock inquiry	350	—	350	—
Add: Transaction costs related to the Merger	7,500	—	7,500	—
Non-GAAP net loss	$(3,782)	$(14,194)	$(35,511)	$(50,295)
GAAP net loss per share	$(0.23)	$(0.30)	$(1.06)	$(1.13)
Non-GAAP net loss per share	$(0.03)	$(0.13)	$(0.30)	$(0.46)
Weighted average shares outstanding, basic and diluted	121,172	112,303	117,836	108,695

Sumo Logic, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)
(in thousands)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Reconciliation of cash used in operating activities to free cash flow
GAAP cash used in operating activities	$(5,193)	$(10,545)	$(27,358)	$(30,491)
Less: Purchases of property and equipment	—	(459)	(386)	(2,258)
Less: Capitalized internal-use software costs	(644)	(182)	(1,630)	(182)
Free cash flow	$(5,837)	$(11,186)	$(29,374)	$(32,931)